Subsequent Event (Notes)	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events [Text Block]
Subsequent Event
During 2015, TimkenSteel experienced a reduction in revenue due to a decline in energy and industrial market demand and, as a result, generated operating losses beginning in the second quarter of 2015. TimkenSteel has implemented restructuring actions and other cost-saving initiatives in response to the decrease in demand and related operating losses. Additionally, TimkenSteel projected that it would not have remained in compliance with the consolidated interest coverage ratio covenant contained within its existing credit facility (see Note 6 for a description of the existing credit facility) as of December 31, 2015 if the existing credit facility was not amended. On December 21, 2015, TimkenSteel entered into an Amendment and Restatement Agreement (the Amendment Credit Agreement) with the lenders party to the existing credit facility that amended and restated the existing credit facility (the Amended Credit Facility).
The Amended Credit Facility provides for a $300.0 million asset-based revolving credit facility, including a $15.0 million sublimit for the issuance of commercial and standby letters of credit and a $30.0 million sublimit for swingline loans. Pursuant to the terms of the Amended Credit Agreement, TimkenSteel is entitled, subject to the satisfaction of certain conditions, to request increases in the commitments under the Amended Credit Facility in the aggregate principal amount of up to $50.0 million, to the extent that existing or new lenders agree to provide such additional commitments. The Amended Credit Facility matures on June 30, 2019.
The availability of borrowings under the Amended Credit Facility is subject to a borrowing base calculation based upon a valuation of the eligible accounts receivable, inventory and machinery and equipment of TimkenSteel and the subsidiaries of TimkenSteel guaranteeing TimkenSteel’s obligations thereunder, each multiplied by an applicable advance rate.
The Amended Credit Agreement contains certain customary covenants, including covenants that limit the ability of TimkenSteel and its subsidiaries to, among other things, (i) incur or suffer to exist certain liens, (ii) make investments, (iii) incur or guaranty additional indebtedness (iv) enter into consolidations, mergers, acquisitions, sale-leaseback transactions and sales of assets, (v) make distributions and other restricted payments, (vi) change the nature of its business, (vii) engage in transactions with affiliates and (viii) enter into restrictive agreements, including agreements that restrict the ability to incur liens or make distributions. Further, the Amended Credit Agreement contains financial covenants that limit the amount of capital expenditures TimkenSteel may make to $45 million in fiscal year 2016 and $50 million in fiscal years thereafter.
In addition, the Amended Credit Agreement requires TimkenSteel to (i) maintain certain minimum availability under the Amended Credit Facility as specified therein, including a requirement to have availability of not less than $100 millionfor at least one day prior to July 1, 2016 and (ii) maintain a minimum specified fixed charge coverage ratio for three consecutive months beginning July 30, 2017 and thereafter on a springing basis if minimum availability requirements as specified in the Amended Credit Agreement are not maintained.
Based on TimkenSteel’s current availability under the Amended Credit Facility and expected operating results through July 1, 2016, TimkenSteel will likely have to obtain additional financing to meet the minimum availability covenant under the Amended Credit Agreement. If TimkenSteel is unable to obtain additional financing, TimkenSteel would likely fail to comply with the minimum availability covenant, which would be a default under the Amended Credit Facility and could allow the lenders to declare all debt outstanding under the Amended Credit Agreement due and payable. TimkenSteel is in the process of pursuing additional sources of financing and anticipates such financing to be obtained prior to July 1, 2016. TimkenSteel believes that the additional expected financing will provide sufficient liquidity to meet the minimum availability covenant and support TimkenSteel’s operations through 2016.